UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): June 4, 2003

                                  -----------


                                ECI TELECOM LTD.
             (Exact name of registrant as specified in its charter)

           Israel                        0-12672                   None
(State or other jurisdiction of    (Commission file number)   (I.R.S. employer
 incorporation or organization)                              identification no.)


     30 Hasivim Street
    Petah Tikva, Israel                                         49133
   (Address of principal                                      (Zip code)
    executive offices)



    Registrant's telephone number, including area code: 011 (972) 3 926-6555

                                ECI TELECOM LTD.

                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            Page

Item 5.     Other Events.....................................................3

Item 7.     Exhibits.........................................................3

Signature....................................................................4

Item 5.  Other Events.

      ECI Telecom Ltd. (the "Registrant") is filing this current report on Form 8-K in order to file certain consents of its independent accountants to the incorporation by reference of the reports of such accountants (the "Reports of Independent Auditors") with respect to the Registrant's audited consolidated financial statements as at December 31, 2002 (the "2002 Financial Statements") in certain registration statements on Form S-8 filed by the Registrant prior to and on the date hereof. The 2002 Financial Statements, including the Reports of Independent Auditors, were furnished by the Registrant on a Form 6-K on April 3, 2003 as amended on the date hereof, and are incorporated by reference herein.

Item 7.  Exhibits.

Exhibit No.   Description
----------    -----------

    23.1 Consent of Somekh Chaikin a member of KPMG International, Independent Accountants.

    23.2      Consent of PricewaterhouseCoopers (Philippines), Independent
              Accountants.

    23.3      Consent of Blick Rothenberg, Independent Accountants.

    23.4      Consent of Yoav Mark Lewis, Independent Accountants.

    23.5 Consent of Hoberman, Miller, Goldstein & Lesser, P.C., Independent Accountants.

    23.6      Consent of Leo Jegard et Associes, Independent Accountants.

    23.7      Consent of Yeminli Mali Musavirlik, Independent Accountants.

    23.8      Consents of Goldstein Lewin & Co., Independent Accountants.

    23.9      Consents of Mazars Paardekooper Hoffman, Independent Accountants.

    23.10     Consent of PricewaterhouseCoopers (Hong Kong), Independent
              Accountants.

    23.11     Consent of Dieleman Levine Winston, Independent Accountants.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, ECI Telecom Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2003

                                       ECI TELECOM LTD.


                                       By: /s/ Richard Gilden
                                           ----------------------------------
                                           Richard Gilden, for
                                           Doron Inbar, President and
                                           Chief Executive Officer, pursuant
                                           to due authorization

                                  Exhibit Index


Exhibit No.       Description
-----------       -----------

   23.1 Consent of Somekh Chaikin, a member of KPMG International, Independent Accountants.

   23.2           Consent of PricewaterhouseCoopers (Philippines), Independent
                  Accountants.

   23.3           Consent of Blick Rothenberg, Independent Accountants.

   23.4           Consent of Yoav Mark Lewis, Independent Accountants.

   23.5 Consent of Hoberman, Miller, Goldstein & Lesser, P.C., Independent Accountants.

   23.6           Consent of Leo Jegard et Associes, Independent Accountants.

   23.7           Consent of Yeminli Mali Musavirlik, Independent Accountants.

   23.8           Consents of Goldstein Lewin & Co., Independent Accountants.

   23.9           Consents of Mazars Paardekooper Hoffman, Independent
                  Accountants.

   23.10          Consent of PricewaterhouseCoopers (Hong Kong), Independent
                  Accountants.

   23.11          Consent of Dieleman Levine Winston, Independent Accountants.